UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2016

Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2016, Cooper Tire & Rubber Company (the "Company") issued a press release reporting its financial results for the third quarter 2016. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.. On October 31, 2016, the Company also posted a summary slide presentation regarding third quarter 2016 (the “Slide Presentation”) on its corporate website. A copy of the Slide Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K..

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 28, 2016, the Board of Directors of the Company approved and adopted an updated Code of Conduct (the “Code”), which applies to all directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code supersedes the Company’s existing Code of Business Ethics & Standards of Conduct (the “Existing Code”).

The Existing Code was revised and updated to, among other things: (i) incorporate a summary of the Company’s fundamental principles; (ii) enhance Company personnel’s understanding of the Company’s standards of ethical business conduct in key compliance areas; (iii) promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities; and (iv) reinforce certain Code sections covering, among other topics, non-retaliation. The Code also includes revised provisions related to: (i) honest and ethical conduct and the handling of conflicts of interest; (ii) full, fair, accurate and timely public disclosures; (iii) compliance with applicable governmental laws, rules and regulations; and (iv) the prompt internal reporting of violations of the Code to an appropriate person identified in the Code.

The foregoing summary of the Code does not purport to be a complete description of all changes, and is qualified in its entirety by reference to the full text of the Code. A copy of the Code is available on the Company’s Internet site (http://www.investors.coopertire.com) under “Governance - Governance Documents.” The information contained on or accessible through the Company’s Internet site shall not be deemed to be a part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated October 31, 2016

99.2 Slide Presentation regarding third quarter 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

October 31, 2016	By:	/s/Jack Jay McCracken

Name: Jack Jay McCracken
Title: Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 31, 2016

99.2	Slide Presentation regarding third quarter 2016